Madison ETFs Trust
Supplement dated April 30, 2024
This Supplement amends the Statutory Prospectus and the Statement of Additional Information (“SAI”) for
the Madison ETFs Trust (the "Trust”) dated August 8, 2023, as amended, and the Summary Prospectuses for all Funds
Fund Investment Subadvisor
Effective as of November 1, 2023, the Fund’s investment subadvisor, Toroso Investments, LLC (“Toroso”) is now known as Tidal Investments LLC. All references to Toroso as subadvisor are deleted and replaced in their entirety as follows:
Fund Summaries – Principal Investment Strategies
Tidal Investments LLC (“Tidal” or the “Subadvisor”) is responsible for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services. Under normal circumstances, the Fund’s total net assets will be allocated among underlying funds, including exchange traded funds (“ETFs”), with exposure to various asset classes, including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments.
Fund Summaries – Management
Investment Subadvisor
Tidal Investments LLC
Prospectus – Management of the Funds
Investment Subadvisory Agreement on page 24 is replaced with:
Tidal Investments LLC (“Tidal” or the “Subadvisor”), located at 234 West Florida Street, Suite 203, Milwaukee, Wisconsin 53204, is a SEC registered investment advisor and a Delaware limited liability company. Tidal was founded in March 2012, and is dedicated to understanding, researching and managing assets within the expanding ETF universe. As of November 30, 2022, Tidal had assets under management of approximately $4.4 billion and non-discretionary assets under advisement of $1.0 billion, for a total advisory assets of $5.4 billion, and served as the investment advisor or subadvisor for 97 registered funds. Tidal serves as investment subadvisor to the Funds and has responsibility for implementing the Fund’s investment program by, among other things, trading portfolio securities and performing related services, and providing tax optimization services.
Pursuant to an investment subadvisory agreement between Madison, Tidal and the Trust, on behalf of the Funds, Madison has agreed to pay an annual sub-advisory fee to Tidal. Madison is responsible for paying the entirety of Madison’s subadvisory fee. The Funds do not directly pay Tidal.
Statement of Additional Information – Portfolio Management
Subadvisor - on page 23, the first paragraph in this section is replaced with:
Madison has retained Tidal Investments LLC (“Tidal” or the “Subadvisor”) as the investment subadvisor to the funds, pursuant to an investment subadvisory agreement (the “Subadvisory Agreement) between Madison and Tidal, on behalf of the funds. Pursuant to the Subadvisory Agreement, Tidal manages the investment of the funds’ assets in accordance with the funds’ investment objectives, policies and restrictions as provided in the prospectus and this SAI. As compensation for the subadvisory services rendered under the Subadvisory Agreement, Madison has agreed to pay Tidal an annual subadvisory fee that is based upon the funds’ average daily net assets. Madison is responsible for paying the entire amount of Tidal’s subadvisory fee; the funds do not directly pay Tidal. Tidal’s fee is computed daily and paid monthly, at an annualized percentage rate of the average daily value of the aggregate net assets of the funds as follows: 0.04% on the first $250 million of aggregate fund assets and 0.03% on aggregate fund assets above $250 million.
Notes to Financial Statement
Note 3 – Agreements - on page 44, the second paragraph in this section is replaced with:
Tidal Investments LLC serves as investment sub-adviser to the Fund and is compensated by the Investment Adviser for such services.
Please keep this Supplement with your records for future reference.
ETF STATSUP 0424